Supplement dated July 14, 2023 to the Summary Prospectus and Prospectus each dated June 1, 2023, as may be revised or supplemented from time to time, for the following fund:

AEW Global Focused Real Estate Fund

(the “Fund”)

Effective immediately, Milton Low will no longer serve as a portfolio manager of the Fund. Accordingly, effective immediately, all references and corresponding disclosure related to Mr. Low are hereby deleted.

Effective immediately, An Chen and Peter Ho will join the portfolio management team of the Fund. Accordingly, effective immediately, the subsection “Portfolio Managers” in the section “Management” within the Summary Prospectus and the Prospectus is amended to include the following:

An Chen, CFA, Senior Vice President of AEW, has served as a co-portfolio manager of the Fund since 2023.

Peter Ho, Senior Vice President of AEW, has served as a co-portfolio manager of the Fund since 2023.

Effective immediately, the subsection “Meet the Fund’s Portfolio Managers” under the section “Management Team” in the Prospectus is amended to include the following:

An Chen, CFA – An Chen has served as co-portfolio manager of the Fund since 2023 Ms. Chen is a portfolio manager at AEW, which she joined in 2010. Prior to joining AEW, Ms. Chen worked at Prudential Asset Management in both Singapore and Hong Kong, where she served as a portfolio manager and equity analyst for the Asia Pacific excluding Japan Real Estate and as an equity analyst for the Utilities sectors. She holds a bachelor’s degree from King’s College in London and is a CFA charter holder. Ms. Chen is fluent in Mandarin.

Peter Ho – Peter Ho has served as co-portfolio manager of the Fund since 2023. Mr. Ho is a portfolio manager at AEW, which he joined in 2013. Prior to joining AEW, Mr. Ho worked at Deutsche Asset Management (RREEF) in Sydney, Australia as its lead analyst and assistant Portfolio Manager on Australian stocks. Prior to joining RREEF in 2005, he held positions with UBS and JP Morgan. Mr. Ho holds Bachelor’s Degrees from the University of Technology in Sydney and the University of Humberside in Hull, England, and has a graduate diploma in Applied Finance from the Financial Services Institute of Australasia.

Supplement dated July 14, 2023 to the Statement of Additional Information dated June 1, 2023, as may be revised or supplemented from time to time, for the following fund:

AEW Global Focused Real Estate Fund

(the “Fund”)

Effective immediately, Milton Low will no longer serve as a portfolio manager of the Fund. Accordingly, effective immediately, all references and corresponding disclosure related to Mr. Low are hereby deleted.

Effective immediately, An Chen and Peter Ho will join the portfolio management team of the Fund. Accordingly, effective immediately, the sub-sections “Portfolio Managers’ Management of Other Accounts” and “Portfolio Managers’ Ownership of Fund Shares” within the section “Portfolio Management Information” are amended to include the following:

Portfolio Managers’ Management of Other Accounts

The following table provides information on the other accounts managed by Ms. Chen and Mr. Ho as of July 12, 2023:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance		Other Accounts Managed		Advisory Fee is Based on Performance
Name of Portfolio Manager	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets	# of Accts	Total Assets
An Chen	1	17.58	0	0	3	258.90	0	0	10	333.42	1	3.56
Peter Ho	1	17.58	0	0	3	258.90	0	0	10	333.42	1	3.56

Portfolio Managers’ Ownership of Fund Shares

As of July 12, 2023, Ms. Chen and Mr. Ho did not own any shares of the Fund.